Exhibit 99.1

REPAY to Merge with Thunder Bridge Acquisition, Ltd.

Atlanta, GA and Great Falls, VA – January 22, 2019 – Repay Holdings, LLC, a leading provider of vertically-integrated payment solutions, together with its parent, Hawk Parent Holdings, LLC (together, “REPAY”), and Thunder Bridge Acquisition, Ltd. (NASDAQ: TBRG) (“Thunder Bridge”), a special purpose acquisition company, today announced that they have entered into a definitive merger agreement. Under the terms of the agreement, Thunder Bridge will acquire REPAY and the combined company (the “Company”) will continue as a publicly-listed company with an implied enterprise value at closing of approximately $653 million, based on current assumptions.

Upon the close of the transaction, the Company intends to change its name to Repay Holdings Corporation and is expected to continue to trade on The Nasdaq Stock Market under a new ticker symbol. REPAY’S management team, led by John Morris, Co-Founder and Chief Executive Officer, Shaler Alias, Co-Founder and President, and Tim Murphy, Chief Financial Officer, will continue to lead the Company. REPAY’s existing majority equity holder, Corsair Capital, a leading private equity investor in the financial services industry, is expected to remain the Company’s largest stockholder.

REPAY processed approximately $7 billion of payment volume in 2018 across diverse verticals, such as personal loans, automotive loans and receivables management. Management believes these verticals are underserved and accordingly provide significant growth opportunities over the next several years. The Company serves more than 3,000 clients via a proprietary, omni-channel payment platform that reduces complexity for merchants and enhances the consumer experience. In addition to highly-recurring revenue, REPAY has achieved strong Adjusted EBITDA growth over the last three years through market expansion, increased penetration of existing customers, new client wins and strategic acquisitions.

Gary Simanson, President and CEO of Thunder Bridge, said, “REPAY has achieved impressive growth while also delivering high levels of profitability in an exciting and underpenetrated area of the payments sector. John Morris and his team have developed a technology platform that is well-positioned with over 50 software integration partnerships to service customers with a footprint representing more than 11,000 locations across the country. We are looking forward to partnering with REPAY’s management team and Corsair in the next stage of the Company’s development.”

“We are very excited to continue to execute on REPAY’s growth plan as a public company and greatly appreciate Corsair’s continued involvement and partnership,” said John Morris, co-founder and CEO of REPAY. “We have developed a compelling tech-enabled value proposition that allows our merchants to expand the scope and depth of their services to meet the evolving needs of their customers. As a publicly-listed company, we will have access to capital to further support our acquisition strategy and invest in technology while continuing to develop software integration partners. We remain focused on delivering the highest levels of service to our merchants as we strengthen our leading position in the industry.”

James Kirk, Managing Director of Corsair Capital, commented, “We are proud of all REPAY has achieved since Corsair’s investment in 2016, and we look forward to continuing to support the Company’s development of value-added payment solutions. With over $500 billion of total payment volume, including over $200 billion of debit payment volume, projected next year across REPAY’S existing verticals and the ongoing evaluation of a pipeline of potential acquisition targets, we believe there are significant growth opportunities for the business in the future.”

“The payments industry is one of the most dynamic segments of the financial services space, and REPAY has established itself as an integrated player and early-mover in an important and underserved sector of the market,” added Jeremy Schein, Managing Director of Corsair Capital. “Given REPAY’s growth and history of pioneering innovative payment solutions, we see compelling opportunities ahead and look forward to our continued partnership with the REPAY management team.”

Transaction Summary

The transaction reflects an implied enterprise value at closing of $653 million, based on current assumptions. The cash component of the purchase price to be paid to the equity holders of REPAY is expected to be funded by Thunder Bridge’s cash in trust and debt financing, for which a commitment has been obtained. The balance of the consideration payable to the existing REPAY equity holders will consist of equity interests of the surviving subsidiary which will be exchangeable into shares of common stock of the Company at the option of such equity holders. Existing REPAY equity holders have the potential to receive an earnout of additional equity interests of the surviving subsidiary if certain stock price targets are met as set forth in the definitive merger agreement. Corsair Capital and the REPAY management team will remain investors by rolling over significant equity into the combined company.

Pursuant to the merger agreement, Thunder Bridge will domesticate from a Cayman Islands exempted company to a Delaware corporation and a subsidiary of Thunder Bridge will merge with and into Hawk Parent Holdings, LLC, with Hawk Parent Holdings, LLC continuing as the surviving entity and a subsidiary of Thunder Bridge. The corporate name of Thunder Bridge will change to Repay Holdings Corporation.

The transactions have been unanimously approved by the boards of both REPAY and Thunder Bridge. Completion of the transactions is subject to approval by the stockholders of Thunder Bridge and certain other conditions. The transactions are expected to close in the second quarter of 2019.

Additional information about the business combination will be provided in a Current Report on Form 8-K that will contain an investor presentation to be filed with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov. In addition, Thunder Bridge intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus of Thunder Bridge, and will file other documents regarding the proposed transaction with the SEC.

Advisors

Morgan Stanley, Cantor Fitzgerald, and CLSA acted as capital markets advisors and Ellenoff Grossman & Schole LLP acted as legal counsel to Thunder Bridge. Financial Technology Partners served as strategic and financial advisor, Credit Suisse as capital markets advisor, and Simpson Thacher & Bartlett LLP and Troutman Sanders as legal counsel to REPAY in this transaction.

Investor Call and Webcast Details

Investors may listen to a conference call regarding the proposed transaction at 10:00 AM EST today, January 22, 2019. The call may be accessed by dialing (866) 547-1509 toll-free in the U.S. or (920) 663-6208 internationally and participants should provide Conference ID number 2463704.

A webcast of the call, along with the investor presentation, can be accessed at: https://event.on24.com/wcc/r/1921454-1/571C6A1A13AF2967EE4E121BE4A317A9

The call will be available for replay at 2:45 PM EST today until midnight on January 30, 2019 by dialing (800) 585-8367 toll-free in the U.S. or (404) 537-3406 internationally.

About Thunder Bridge Acquisition Ltd.

Thunder Bridge Acquisition Ltd. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In June 2018, Thunder Bridge consummated a $258 million initial public offering (the “IPO”) of 25.8 million units (reflecting the underwriters’ exercise of their over-allotment option in full), each unit consisting of one of the Company's Class A ordinary shares and one warrant, each warrant enabling the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share. Thunder Bridge’s securities are quoted on the NASDAQ stock exchange under the ticker symbols TBRGU, TBRG, and TBRGW.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for merchants, while enhancing the overall experience for consumers.

About Corsair Capital

Corsair Capital, LLC, which includes a highly regarded global private equity platform, is a leading global investor in the financial services industry. Corsair Capital invests across a range of geographies and cycles, and in substantially all of the subsectors of the financial services industry, including payments, insurance, asset management, depository institutions, and specialty finance across North America and Western Europe.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding REPAY’s industry and market sizes, future opportunities for REPAY and the Company, REPAY’s estimated future results and the proposed business combination between Thunder Bridge and REPAY, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the proposed transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Thunder Bridge’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: inability to meet the closing conditions to the business combination, including the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the inability to complete the transactions contemplated by the definitive agreement due to the failure to obtain approval of Thunder Bridge’s shareholders, the inability to consummate the contemplated debt financing, the failure to achieve the minimum amount of cash available following any redemptions by Thunder Bridge shareholders or the failure to meet The Nasdaq Stock Market’s listing standards in connection with the consummation of the contemplated transactions; costs related to the transactions contemplated by the definitive agreement; a delay or failure to realize the expected benefits from the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; and risk that REPAY may not be able to develop and maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Thunder Bridge and REPAY or the date of such information in the case of information from persons other than Thunder Bridge or REPAY, and we disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

For additional information on the proposed transaction, see Thunder Bridge’s Current Report on Form 8-K, which will be filed concurrently. In connection with the proposed transaction, Thunder Bridge intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus of Thunder Bridge, and will file other documents regarding the proposed transaction with the SEC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and stockholders of Thunder Bridge are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Thunder Bridge with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to Thunder Bridge Acquisition, Ltd., 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066, Attention: Secretary, (202) 431-0507

PARTICIPANTS IN THE SOLICITATION

Thunder Bridge and REPAY and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Thunder Bridge in favor of the approval of the business combination. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Thunder Bridge in connection with the proposed business combination will be set forth in the registration statement on Form S-4 that includes a proxy statement/prospectus, when it becomes available. Information regarding Thunder Bridge’s directors and executive officers are set forth in Thunder Bridge’s Registration Statement on Form S-1, including amendments thereto, and other reports which are filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

NON-GAAP FINANCIAL MEASURES

REPAY uses certain non-GAAP financial measures such as Adjusted EBITDA to evaluate its business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense and depreciation and amortization, as adjusted to add back certain non-cash charges and account for non-recurring items, such as other expenses, non-cash gain from the change in fair value of contingent consideration, transaction expenses, share-based compensation charges, and other charges. Adjusted EBITDA should not be considered as substitutes for financial measures calculated in accordance with GAAP but instead considered alongside such measures calculated in accordance with GAAP. Other companies in the industry may calculate it differently from how REPAY calculates it, reducing its overall usefulness. This communication does not provide a reconciliation of any forward-looking, estimated non-GAAP financial measure to the most directly comparable GAAP financial measure because calculating the components would involve numerous estimates and judgments that are unduly burdensome to prepare and may imply a degree of precision that would be confusing or potentially misleading to investors.

CONTACTS

REPAY/Corsair Capital

Sard Verbinnen & Co

David Millar / Danya Al-Qattan, 212-687-8080

Thunder Bridge Ltd.

Gary A. Simanson, 202-431-0507

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